Investor Presentation           - Sept 2007 -

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. You can identify these forward-looking statements by terminology such as “will”, “expects”, “anticipates”, “estimates”, “plans”, “future”, “intends”, “Believes” and similar statements. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, the company's ability to find attractive acquisition candidates, dependence on a limited number of larger customers and other factors detailed in the Company’s filings with the Securities and Exchange
Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

We undertake no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statements or any change in events, conditions or circumstances on which any such statements are based or otherwise.

This presentation has been filed with the Securities and Exchange Commission on September 11, 2007 as a part of a Current Report on Form
8-K of China Water and Drinks, Inc. We are holding presentations for certain of our security holders as well as certain other persons regarding our business.

Executive Summary

China Bottled Water Opportunity

Background -

Limited water resources and industrial pollution
drive a strong demand in clean drinking water in
China

Growing middle class with higher disposable
income will better afford bottled water

Rapidly growing bottled water market in China.
i.e. average growth rate of 37.7% (1994 - 2005)

China’s water industry is expected to reach $6
billion business within the next few years

CHINA WATER & DRINKS

荣誉证书
全国工业产品生产许可证
荣誉證書
HONORARY CREDENTIAL
经审核，授予："湛江润达饮料
食品卫生许可证

CHINA WATER & DRINKS INC.

China Water and Drinks Inc.

Solid and Profitable Company -

CWDK had 4% market share at the end of 2006

Strong relationship with well-known brands

Top graded production capability and quality
control

Certified production facilities guarantee
international quality products

Aggressive expansion strategy

Well established distribution channels

As of Sept 2007, owns 6 plants with total
capacity of 890 million liters

Headquarter: Shenzhen City, Guangdong
Province

Equity Snapshot

Listed on the OTC BB                                                                CWDK

Price on 09/07/07                                                                                         $8.50

2006 Revenue                                                                                $35.7 M

2006 Net Income                                               $8.8 M

Gross Profit Margin                                                           33%

Net Profit Margin                                                                        25%

Shares Outstanding (as of 09/07/07)                      93.9 M

2007 Projected EPS                                                         $0.21

2008 Projected EPS                                                         $0.33

China’s Need

Limited Water Resources in China

China’s water resources per capita falls below the world
average by 72%

China has the same amount of water supply as Canada but
China has 59 times Canada’s population

More than 300 million of China’s rural population lack access to clean drinking water

Uneven distribution of water resources relative to its
population distribution

Region

Freshwater
supply

% of
Population

North

19%

45%

South

81%

55%

China’s Deteriorating Water Quality

Climate change and industrial waste disposals constantly
deteriorate water resources in China

Several main lakes are badly polluted

90% of rivers flowing through cities fail to meet drinking water standards

75% of lakes are rich in nutrients which support algae and other plant growth

Tap water quality is unstable

Half of China’s major cities’ tap water is
polluted with excrement, industrial
chemicals and fertilizers

Industrial wastewater treatment has not
been completely established

Opportunity for Bottled Water Industry

Starting in 1930

In the 1970s and 1980s, total bottled
water production in China were at 5
million liters

In 1994, 300 million liters

In 1997, 2 billion liters

In 2005, 14 billion liters

Average annual growth rate from 1994 to
2005 reached 37.7%

Rapidly developing market

China’s Bottled Water Market is
Underdeveloped

Source: Beverage Marketing Corporation

191.2

179

146.5

98.8

25.4

9.5

Italy

Mexico

Spain

United States

Global Average

China

Bottled Water Consumption

-

Liters Per Capita in Leading Countries

(2005)

CHINA WATER & DRINKS

ACTUAL
FORCAST
SHARE OF URBAN HOUSEHOLDS BY INCOME CLASS %
100
90
80
70
60
50
40
30
20
10
0
1985
1990
1995
2000
2005
2010
2015
2020
2025
r Poor: < Approx. $3,200 per year
r Lower middle class: $3,200-$5,100
r Upper middle class: $5,100-$12,800
r Mass affluent: $12,800-$25,600
r Global affluent: > $25,600

CHINA WATER & DRINKS INC.

China’s Growing Middle Class

Increasing middle class with greater disposal income
expected to increase the demand for bottled water

The McKinsey Quarterly, 2006 Special Edition

Who are we?

History

We were incorporated in the State of Nevada and
are currently trading on OTCBB

We started our business in 1996, with primary
business being the production and distribution of
bottled water in China

We are the first bottled water supplier for Coca-
Cola in China.  In 1997, the company expanded
the business and began to market its own
branded products

Key Milestones

1996

First plant commenced production in Zhanjiang city

Started producing bottled water for Coca-Cola

1997

Launched own brand “Darcunk”

2003

Second plant in Feixian city, Shandong began production

Third plant in Guangzhou city began production

2005

Registered trademark “Darcunk”

Darcunk sold in more than 6 provinces in Northern China

Fourth plant in Changchun city began production

2006

Darcunk sold by more than 3,600 distributors and
retailers in 11 provinces

2007

Building a new production plant in
Changchun City

Acquired Nanning Taoda Drink Co Ltd

Acquired Shenyang Aixin bottled water co

Acquired 48% ownership of Hutton
Holdings Corporation (HTTH.OB)

Why us?

Our Advantages

1)

  Strong Tie with Brands

2)

  Proven Business Model

3)

  World Standard Bottled Water

4)

  Rapidly Expanding Capacity

5)

  Cost Effective Marketing Strategy

6)

  Experience Management Team

7)

  Strong Financial Performance

Proven Business Model

Produce bottled water under the brand name of “Darcunk”

Produce bottled water for other beverage companies (OEM)

Largest supplier to Coca-cola

Uni-President (Taiwan)

LianLiBao (China)

Produce bottled water for corporations (Private label)

Provides total solution, including bottle design,
production, packaging and delivery

Sands, Macau Casino

2006 Revenue Breakdown

70.5%

27.5%

2.0%

Darcunk

OEM

Private label

CHINA WATER & DRINKS

Health

2006 Sales Breakdowns
13%
87%
Bottled Water
Carboy Size

CHINA WATER & DRINKS INC.

Main Products

Two main production lines:

Bottled Water (200ml – 1500ml)

Carboy Size Bottled Water (18.9 Liters)

CHINA WATER & DRINKS

CHTC
食品安全管理体系认证证书
长春滔达饮料有限公司
CHTC
CERTIFICATE OF HACCP MANAGEMENT SYSTEM CERTIFICATION
CHANGCHUN TAODA DRINK CO.,LTD

CHINA WATER & DRINKS INC.

World Standard Bottled Water

Plants are independently
audited for

Quality control

Compliance in procedures

Standards

Hygiene

Meets government hygiene
standards

Meets Coca-cola’s rigid
standards

Rapidly Expanding Capacity

Production volume was 650 million liters of purified
water in 2006

As of Sept 2007, we increased the production capacity
by 37% to 890 million liters

For the existing plants –

Aim to fully automate all the production lines to further
increase the production volume

Projected to increase production capacity by at least 50% each year

Aggressive acquisition plan –

Plan to acquire 12 plants at the beginning of 2008

Processing Plants

Shenyang

Changchun

Nanning

Zhanjiang

Feixian

Guangzhou

Qingyuan - Guozhu

Cost Effective Marketing Strategy

Growing with Coca-cola

Olympic sponsor

Quickly expanding penetration before 2008 Olympics

Exclusive supplier to 5th China Changchun
International Automobile Exposition

One of the top three automobile shows in China

Over 3,600 distributors and retailers in 11
provinces

Experienced Management Team

Mr. Hongbin Xu (President and Director)

Key member in establishing the original four plants

More than 10 years of experience in the bottled water industry

Graduated from the Water Resource Institute of QingHai
Province

Mr. Zhang JieSheng (Plant Manager – GuangDong)

Graduated from Guangzhou Second Light Industrial University
majoring in Molding & Design

More than 10 years of work experience in the bottled water
industry, serving as middle to senior management for the
company

Experienced Management Team

Mr. Zhang JianGuo (Plant Manager - ChangChun)

Graduated from  Nanjing Agricultural University majoring in
Food Processing Engineering

Has been working with Taoda since 1998, promoted to the
position of Assistant General Manager from Plant Manager
several years ago

Mr. Joe Chan (Chief Financial Officer)

Over 14 years of experience in accounting and finance

Bachelor and Master of Accounting from Brigham Young
University

US Certified Public Accountant

CHINA WATER & DRINKS

$28
$36
$69
$105
$165
2005
2006
2007 E
2008 E
2009 E

CHINA WATER & DRINKS INC.

Actual and Projected Revenues

$ millions

Note: E = Estimated

Figures are based on management’s projection, please refer to Safe Harbor Statement.

$7.0
$8.8
$19.6
$30.6
$42.7
2005
2006
2007 E
2008 E
2009 E

CHINA WATER & DRINKS INC.

Actual and Projected Net Profit

$ millions

Note: E = Estimated

Figures are based on management’s projection, please refer to Safe Harbor Statement.

Growth Plan

Growth Plan

Estimated Date
of Completion

First Phase:

Acquiring of plant in Nanning

Jun 2007-DONE

Acquiring of plant in Shenyang

Aug 2007-DONE

Acquiring 48% ownership of plant in Qingyuan
(“HTTH.OB”)

Aug 2007-DONE

Building a new plant in Changchun City

Nov 2007

Building a new plant in Guangzhou City

Jan 2008

Building a new plant in Beijing

Jan 2008

Second Phase:

Acquiring of 12 bottled water production and marketing
companies

1st Quarter of 2008

Acquisition Targets

Hainan

Liaoning

Hunan

Guangdong

Shanxi

Yunnan

Xinjiang

Jiangsu

Zhejiang

If we successfully acquire another 12 plants in China, it might be possible to improve our net profit by addition US$ 34.8 million in 2008.

We plan to acquire 12 plants in
different provinces throughout
China.

CHINA WATER & DRINKS INC.

國

第

CHINA WATER & DRINKS INC.

Our Goal

  To be the No.1 in the
Bottled Water Industry
in China

Contact Information

China Water & Drinks, Inc.

Joe Chan Tel: +852-9130-0700

Email: joechan@cwnd.net

CCG Elite Investor Relations

Leslie Richardson Financial Writer

Tel: +1-310-231-8600 x 122

Email: leslie.richardson@ccgir.com

Crocker Coulson President

Email: crocker.coulson@ccgir.com